Exhibit 10.1

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT, dated as of September 5, 2007 (this “Amendment”), by and between CBRE REALTY FINANCE TRS WAREHOUSE FUNDING, LLC (the “Seller”) and DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH (the “Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

RECITALS

WHEREAS, the Seller and Buyer are parties to that certain Master Repurchase Agreement dated as of August 30, 2005, as amended by that certain Amendment No. 1 to Master Repurchase Agreement dated as of August 6, 2007 (as amended, the “Existing Repurchase Agreement”); and

WHEREAS, the Seller desires to enter into this Amendment for purposes of extending the Repurchase Date from September 5, 2007 to September 28, 2007; and

WHEREAS, as a condition to entering into this Amendment, the Buyer has required, and the Seller has agreed to reduce the current outstanding Repurchase Price by the Repurchase Price Paydown Amount (as hereinafter defined).

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:

SECTION 1. Amendments.

(a) The definition of “Repurchase Date” in the Existing Repurchase Agreement is hereby replaced in its entirety as follows:

“Repurchase Date” means September 28, 2007.

(b) The Seller acknowledges and agrees that it shall, concurrent with the execution and delivery of this Amendment, pay down the current outstanding Repurchase Price by an amount equal to $1,433,571.20 (the “Repurchase Price Paydown Amount”).

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which (x) this Amendment is executed and delivered by a duly authorized officer of each of the Seller and the Buyer, and (y) the Buyer shall have received the Repurchase Price Paydown Amount.

SECTION 3. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER		BUYER

CBRE REALTY FINANCE TRS WAREHOUSE FUNDING, LLC		DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH
a Delaware limited liability company

		By:	/s/ Christopher E. Tognola
By:	CBRE Realty Finance TRS, Inc.,	Name:	Christopher E. Tognola
	a Delaware corporation,	Title:	Managing Director
its sole member

		By:	/s/ Christin Belbusti
By:	/s/ Michael Angerthal	Name:	Christine Belbusti
Name:	Michael Angerthal	Title:	Director
Title:	Executive Vice President

Affirmation of Guaranty. CBRE Realty Finance reaffirms the Guaranty dated August 30, 2005 for the benefit of Deutsche Bank AG, Cayman Islands Branch as a condition to the execution of Amendment No. 2, dated September 5, 2007 (“Amendment No. 2”), between CBRE Realty Finance TRS Warehouse Funding, LLC and Deutsche Bank AG, Cayman Islands Branch to the Master Repurchase Agreement dated August 30, 2005 as previously amended on August 6, 2007 (collectively, with all amendments, the “Repurchase Agreement”) and does hereby: (i) consent to Amendment No. 2; (ii) represent, warrant and covenant to Deutsche Bank that (a) it has no offset, counterclaim or defense with respect to either the Repurchase Agreement or the Guaranty and (b) each of the Repurchase Agreement and the Guaranty is valid and existing and in full force and effect; (iii) agree that all references in the Guaranty to the Repurchase Agreement are to the Repurchase Agreement as defined herein; and (iv) ratify, confirm and reaffirm each and every covenant, condition, term and obligation contained in the Guaranty, and that the Guaranty is valid and existing in full force and effect.

GUARANTOR

CBRE REALTY FINANCE INC., a Maryland corporation

By:	/s/ Michael Angerthal
Name:	Michael Angerthal
Title:	Executive Vice President

Amendment No. 2